                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

[SEAL]                      [LOGO] JUNIPER NETWORKS                       [SEAL]

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                                         SEE REVERSE FOR CERTAIN
                                                            DEFINITIONS AND A
                                                           STATEMENT AS TO THE
                                                           RIGHTS, PREFERENCES,
                                                             PRIVILEGES AND
                                                         RESTRICTIONS ON SHARES


                                                               CUSIP 48203R 10 4

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        $.00001 PAR VALUE PER SHARE, OF

                             JUNIPER NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                COUNTERSIGNED AND REGISTERED
                                                  NORWEST BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

DATED:                                          BY

                                                            AUTHORIZED SIGNATURE


MARCEL GANI                     [CORPORATE SEAL]                    SCOTT KRIENS

CHIEF FINANCIAL OFFICER                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             JUNIPER NETWORKS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM  - as tenants in common                       UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                   (Cust)                   (Minor)
 TEN ENT  - as tenants by the entireties                                   under Uniform Gifts to Minors
                                                                           Act _________________________
 JT TEN   - as joint tenants with right of                                           (State)
            survivorship and not as tenants
            in common                                  UNIF TRF MIN ACT  - _______________ Custodian (until age ____)
 COM PROP - as community property                                              (Cust)
                                                                           __________________ under Uniform Transfers
                                                                                  (Minor)
                                                                           to Minors Act _________________
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


      FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                                        X ______________________________________

                                        X ______________________________________

                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By
   -----------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.


----------------------------------------------------
   AMERICAN BANK NOTE COMPANY
   3804 ATLANTIC AVENUE           MAY 18, 1999 fm
   SUITE 12
   LONG BEACH, CA 90807                  004967bk
   (562) 925-2233
   (FAX) (562)426-7480                        NEW
----------------------------------------------------